SUPPLEMENT DATED DECEMBER 21, 2006

TO PROSPECTUS DATED MAY 1, 2006

for

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”)

This supplement includes information related to the policies described by the above-listed prospectus:

The following change is made to the above-listed prospectus:

On page 7 of the prospectus, the bottom row of the “Periodic Charges other than Fund Operating Expenses” table in the “Fee Tables” section is revised to read as follows:

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Waiver of Monthly Charges Rider charge for a 45 year old male, non-smoker, in the standard risk class.	Monthly, on the policy’s monthly calculation date	Rate per $1 of Monthly Deduction: $0.11	Rate per $1 of Monthly Deduction: $0.11

There are no other changes being made at this time.

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